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                                                                    Exhibit 23.1

Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Amendment No. 1 to Form S-3 of our report dated February 26, 1999 relating to the financial statements, which appears in Mediconsult.com, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the references under the heading "Experts" in such Registration
Statement.



                                        /s/ PricewaterhouseCoopers


December 14, 1999